UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 17, 2008
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32859	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 339-8900
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets
     Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On September 17, 2008, Franklin Bank Corp. (“Franklin”) was notified by the staff of The NASDAQ Stock Market (the “Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) has granted Franklin’s request for continued listing of Franklin’s common stock provided that on or before September 30, 2008 Franklin files with the Securities and Exchange Commission Franklin’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”) and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2008 (the “March Form 10-Q’’) and June 30, 2008 (the “June Form 10-Q”). The extension to September 30, 2008 represents the maximum extension with respect to the Form 10-K that the Panel has the authority to grant pursuant to Nasdaq Marketplace Rule 4802(b). However, the Panel has recommended that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) call Franklin’s case for review and allow the additional time needed for Franklin to file the Form 10-K, March Form 10-Q and June Form 10-Q. No assurances may be given that the Listing Council will grant Franklin’s request for additional time.
     As previously disclosed, Franklin anticipates filing the Form 10-K no later than November 28, 2008. The March Form 10-Q and June Form 10-Q can only be filed after the Form 10-K is filed. The timing of filing the Form 10-K remains uncertain, and no assurance may be given that the November 28, 2008 target date will be achieved.
     If Franklin’s request for additional time to make these filings is not granted by the Listing Council, Franklin’s common stock would be subject to suspension of trading and delisting. Franklin intends to appeal any determination to delist its common stock and to request a stay of the suspension of trading and delisting of its common stock during the pendency of the appeal. The Nasdaq is not required to stay suspension or delisting during the appeal period, and no assurance may be given that any such request by Franklin will be granted.
     Franklin issued a press release disclosing the foregoing on September 19, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Item 3.01 by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1	Press Release of Franklin Bank Corp., dated September 19, 2008.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2008	FRANKLIN BANK CORP.
	By:	/s/ Alan E. Master
Alan E. Master
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Franklin Bank Corp., dated September 19, 2008